FINANCIAL AND OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2017
Other Income and Expenses [Abstract]
SCHEDULE OF FINANCIAL AND OTHER INCOME, NET
	Year ended December 31,
	2017	2016	2015

Interest income	$523	$728	$815
Bank fees and other finance expenses	(15)	(23)	(60)
Gain from sales of marketable securities	-	383	436
Foreign currency translation adjustments	(169)	9	(46)

Financial and other income, net	$339	$1,097	$1,145